2Q 2019 EARNINGS PRESENTATION JULY 23, 2019 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2018 Annual Report on Form10-K. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G, we have included in Appendix A the reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP. 32

2Q 2019 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

ON TRACK TO REACH $2.50 - $3.00 EPS BY 2020

PRE-TAX MARGINS JBLU VS PEERS*

2Q 2019**



11.2%
(GAAP)
jetBlue
11.3%
(Non-GAAP)
jetBlue
13.9%
Peers

*Average of Non-GAAP pre-tax margins for peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results, as discussed in peers' 2Q 2019 1934 Act reports

**JetBlue's Non-GAAP figures exclude one-time costs related to E190 transition and pilot contract. Refer to reconciliations in Appendix A

HIGHLIGHTS / KEY DEVELOPMENTS

GROWTH

- 2019 capacity growth between 5.5 and 6.5%; first A321neo delivered four months late; expect entry into service during the fall. Further A321neo delays reduce 2020 planned capacity growth by ~2 pts
- Beyond 2020, converted 10 A220 options to firm orders and converted 13 A321neos to XLR deliveries

COSTS

- On track to achieve 2019 goal; annual CASM ex-Fuel guidance range narrowed to 0.5-1.5 %
- Achieved $257M in Structural Cost 2020 run rate savings; executed V2500 engine maintenance contract for just over half of A320 family

COMMERCIAL

- RASM accelerated during 2Q and solid demand trends continue into 3Q 2019
- Network reallocations and ancillary 'Building Blocks' ramping; on track to deliver Fare Options 2.0 by year-end 2019

4

jetBlue

COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

MODEST 3Q CAPACITY GROWTH TO SUPPORT EPS GOALS

ASM YOY GROWTH


3Q capacity unusually low, driven by NEO delays and adjustments to support RASM and margins
5.9%
3.0 – 5.0%
5.5 – 6.5%
2Q 2019
3Q 2019E
2019E

Note: gray dotted lines denote guidance

NYC
- Adding new VFR/leisure markets (Pointe-à-Pitre, Guadeloupe; San José, Costa Rica)
- Managing impact of runway construction in JFK during summer peak

BOS
- Adding frequencies to business-heavy markets
- Continuing to strengthen VFR/leisure customer base

FLL
- Continues to outpace system RASM growth despite temporary challenges in Caribbean
- Managing impact of runway construction in FLL during summer peak

MINT / TCON
- Transcon close-in pricing strengthened during 2Q; expect continued strength during peak summer season
- Mint RASM growth continues to outperform system

LATIN
- Competitive capacity growth moderating into 2H 2019
- Adjusting capacity in Punta Cana; RASM impact partially offset by customers (leisure) shifting to other Caribbean destinations

6

jetBlue

UNIT REVENUE: CLOSE-IN STRENGTH CONTINUES INTO 3Q

RASM YOY GROWTH



1H 2019 RASM slightly positive; holiday placement drives a 2.25 pt swing
3.1%
0.1%
-3.1%
0.5 – 3.5%
1Q 2019
2Q 2019
1H 2019
3Q 2019E

Note: dotted lines denote guidance

- 2Q RASM above original mid-point of guidance range, driven by strong close-in trends
  - Peak strength and strong bookings during the quarter mitigated early April softness
  - Core demand strong; recent headwind in Punta Cana
- 3Q RASM accelerates due to sustained improvement in underlying trends
  - Making tactical adjustments in Caribbean; Punta Cana and Havana headwinds equal to 0.75 points to the quarter
  - Network reallocations continue to ramp during 2H 2019; begin to lap 2018 ancillary changes in late August

7

jetBlue

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

EXECUTING TOWARDS 2020 EPS GOALS RASM CASM & CASM EX-FUEL* PRE-TAX MARGIN* EARNINGS PER SHARE* (US$ cents) (US$ cents) (US$ cents) 13.74 13.14 12.74 11.58 11.2% 11.3% 0.60 8.32 8.46 0.59 8.1% 0.37 CASM CASM (GAAP) (Non- (Non- CASM CASM Ex-Fuel (GAAP) Ex-Fuel GAAP) GAAP) (GAAP) (Non- (Non- GAAP) GAAP) 2Q 2018 2Q 2019 2Q 2018 2Q 2019 2Q 2018 2Q 2019 2Q 2018 2Q 2019 2Q 2018 2Q 2019 2Q 2018 2Q 2019 2Q 2018 2Q 2019 (GAAP) • RASM YoY increase driven • CASM progression by (GAAP) (GAAP) by improved close-in trends favorable timing of expenses and calendar placement and continued progress in non-fuel cost control initiatives (0.39) *Refer to reconciliations of GAAP vs non- GAAP in Appendix A -8.4% 99

UNIT COSTS: EXPECT 2019 CASM EX-FUEL GROWTH BETWEEN 0.5-1.5% CASM EX-FUEL YOY GROWTH* • 2Q CASM ex-fuel at lower end of guidance range ‒ 2Q beat mainly driven by benefits of Structural Cost 1.5 – 3.5% Program ramping, and timing of marketing and other expenses 0.5 – 2.5% ‒ Modestly higher than expected completion factor despite runway construction in Fort Lauderdale and JFK 1.8% 0.5 – 1.5% • 3Q and full year 2019 cost guidance considerations ‒ 3Q guidance includes 1.5 pts of unfavorable timing of expenses from first half, and modest capacity growth ‒ Adjusted 2H 2019 schedules and timing of Restyling Program to mitigate impact of further NEO delays 2Q 2019 3Q 2019E 2019E ‒ 4Q CASM expected flat to down due to a more limited Note: dotted lines denote guidance impact from timing of 1H expenses versus 3Q *Refer to reconciliations of GAAP vs non-GAAP in Appendix A 10

UNIT COSTS: TRACKING TO OUR THREE-YEAR PLAN (2018-2020)



CASM EX-FUEL YOY GROWTH*
1.5 – 3.5%
1.4%
(0.5) - 1.5%
0.5 – 1.5%
(2.5) – (0.5)%
1H 2019
2H 2019E
2019E
2020E

Note: dotted lines denote guidance

*Refer to reconciliations of GAAP vs non-GAAP in Appendix A

- 1H 2019 CASM ex-fuel below the low end of guidance range; continue to target original full year 2019 guidance range
  - One point of timing (e.g., engine maintenance and marketing expenses) shifting from 1H to 2H
  - On track to meet 2019 CASM ex-fuel goals
- Continue to expect to hit 0-1% CASM Ex-Fuel CAGR goal
  - Expect full run rate benefits from Structural Cost Program by 2020, and additional seats from restyle program
  - Anticipate NEO delays into 2020 to lower capacity guide by ~2 points. 2020 cost guidance unchanged; however, lower capacity expected to add some pressure to unit costs

11

jetBlue

STRUCTURAL COST PROGRESS CONTINUES SAVINGS CATEGORY PROGRESS KEY MILESTONES OPPORTUNITY Signed long-term V2500 engine agreement, covering just over 50% of existing A320 fleet Tech Ops Completed additional service agreements for aircraft parts and key engine components Negotiated long-term deal related to in-flight product offering while reducing costs Corporate Consolidated data centers with cloud technology to increase resiliency and lower ownership cost Improving productivity, increasing customer efficiency by adding technology, and renegotiating Airports business partner contracts Distribution Signed new multi-year contracts with two major GDS’s resulting in savings TOTAL: $250 – $300M 2020 SAVINGS ACHIEVED: $257M 12

ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Aircraft Non-Aircraft Guidance as of 7/23/19 253 254 259 1 6 $1.25 - $1.45b 35 35 35 $1.20 - $1.35b 28 28 28 $1.2 - $1.4b 130 130 130 $35m - $50m 60 60 60 $250m - $300m 1Q 2019 2Q 2019 2019E 3Q 2019E 2019E 2020E E190 A320 A321 HD A321 Mint A321NEO HD • Expect a maximum of 6 NEOs in 2019 • Modestly lower CAPEX through 2020 *Refer to anticipated aircraft delivery book in Appendix C 13

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH LEVERAGE RATIOS* (US$ millions) 12/31/2018 6/30/2019 Trailing 12 months as of 6/30/2019 1.57x SOURCES USES Net share Debt 408 330 repurchases 1.33x raise 280 Debt repayments Cash from operations 1,455 CAPEX and 1,259 and other other Beginning cash, End cash, equivalents equivalents 29% 27% and short and short 915 909 term term investments investments TTM TTM Debt / Cap Debt / EBITDAR** • Executed share buybacks of $125 million during 2Q; $125 • New lease accounting standard reduces leverage ratios million remains under our Board authorization • Excludes non-aircraft leases in leverage ratios* *Refer to Appendix B for detail on calculation 1414 **Trailing 12 months

2019 GUIDE SUMMARY

CAPACITY	
3Q 2019	FY 2019
3.0 – 5.0%	5.5 – 6.5%

RASM	
3Q 2019	FY 2019
0.5 – 3.5%	N/A

CASM EX-FUEL*	
3Q 2019	FY 2019
0.5 – 2.5%	0.5 – 1.5%

ALL-IN FUEL PRICE	
3Q 2019	FY 2019
$2.18/gal	N/A

CAPEX AIRCRAFT	
3Q 2019	FY 2019
$250 – 300m	$1.05b – 1.15b

CAPEX NON-AIRCRAFT	
3Q 2019	FY 2019
$35 – 50m	$150 – 200m

OTHER INCOME / (EXPENSE)	
3Q 2019	FY 2019
($10) – (15)m	($55) – (65)m

JTP / JTV (EXPENSES)	
3Q 2019	FY 2019
($9) – (13)m	($40) – (50)m

*CASM Ex-Fuel excludes fuel and related taxes, special items and operating expenses related to non-airline businesses. With respect to *JetBlue's CASM Ex*-Fuel and guidance, JetBlue is not able to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. Beginning with the first quarter 2018, Operating Expenses Related to other Non-Airline businesses include JetBlue Travel Products and equivalent prior period costs. Full year 2018 CASM Ex-Fuel excludes the non-cash impairment charge related to the Embraer E190 Fleet review, as well as other E190 exit costs and certain costs associated with *our pilots' collective bargaining agreement.* We believe these special items distort our overall trends

15

jetBlue

QUESTIONS?

APPENDIX A Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the U.S., or GAAP. We believe these non-GAAP measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. We believe certain charges included in our operating expenses on a GAAP basis make it difficult to compare our current period results to prior periods as well as future periods and guidance. The tables in Appendices A and B show a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. 17

2Q 2019 FINANCIAL RESULTS US$ Millions 2Q 2019 2Q 2018 Var % Total Operating Revenues 2,105 1,928 9.2 Aircraft fuel and related taxes 484 491 (1.4) Salaries, wages and benefits 576 486 18.5 Landing fees and other rents 121 122 (0.6) Depreciation and amortization 127 114 11.3 Aircraft rent 25 24 4.8 Sales and marketing 75 75 (0.4) Maintenance, materials and repairs 168 188 (10.1) Other operating expenses 277 261 6.1 Special items 2 319 (99.3) Operating Income (Loss) 250 (152) 264.3 Other Income (Expense) (14) (10) (25.5) Income (Loss) before income taxes 236 (162) 245.5 Income tax expense (benefit) 57 (41) 238.7 NET INCOME (LOSS) 179 (121) 247.8 *Refer to 2Q 2019 GAAP vs Pre-Tax Margin 11.2% (8.4%) 19.6 pts non-GAAP reconciliation in this Appendix A Earnings per Share (EPS) $0.59 ($0.39) Pre-Tax Margin* 11.3% 8.1% 3.2 pts Earnings per Share (EPS)* $0.60 $0.37 18

Consolidated operating cost per available seat mile, excluding fuel and related taxes, and certain non-airline operating expenses, **and special items ("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel. During the periods presented below, special items include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe that CASM ex-fuel provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs which are subject to many economic and political factors beyond our control, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents) (unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2019		2018		2019		2018	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses[1]	$ 1,855	$ 11.58	$ 2,080	$ 13.74	$ 3,652	$ 11.60	$ 3,709	$ 12.72
Less:								
Aircraft fuel and related taxes	484	3.02	491	3.24	$ 921	2.93	908	3.11
Other non-airline expenses[1]	12	0.09	11	0.07	23	0.07	20	0.07
Special items	2	0.01	319	2.11	14	0.04	319	1.10
Operating expenses, excluding fuel[1]	$ 1,357	$ 8.46	$ 1,259	$ 8.32	$ 2,694	$ 8.56	$ 2,462	$ 8.44

(1) Recast to reflect the adoption of ASC 842 Leases.

19

Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding Special Items and Impact of Tax Reform

Our GAAP results in the applicable periods include the impacts of the 2017 tax reform and charges that are deemed special items which we believe make our results difficult to compare to prior periods as well as future periods and guidance. During the periods presented below, special items include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of the 2017 tax reform and special items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of the 2017 tax reform and special items.

JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND IMPACT OF TAX REFORM
(in millions, except per share amounts) (unaudited)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018[1]	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018[1]
Total operating expenses	$ 1,855	$ 2,080	$ 3,652	$ 3,709
Less: Special items	2	319	14	319
Total operating expenses excluding special items	$ 1,853	$ 1,761	$ 3,638	$ 3,390
Operating income (loss)	$ 250	$ (152)	$ 325	$ (27)
Add back: Special items	2	319	14	319
Operating income excluding special items	$ 252	$ 167	$ 339	$ 292
Income (loss) before income taxes	$ 236	$ (162)	$ 294	$ (49)
Add back: Special items	2	319	14	319
Income before income taxes excluding special items	$ 238	$ 157	$ 308	$ 270
Income before income taxes excluding special items	$ 238	$ 157	$ 308	$ 270
Less: Income tax expense (benefit)	57	(41)	73	(18)
Less: Income tax related to special items	1	79	3	79
Less: Tax reform impact	-	-	-	7
Net Income excluding special items and tax reform impact	$ 180	$ 119	$ 232	$ 202
Earnings Per Common Share:				
Basic	$ 0.60	$ (0.39)	$ 0.73	$ (0.10)
Add back: Special items, net of tax	-	0.77	0.03	0.75
Less: Tax reform impact	-	-	-	0.02
Basic excluding special items and tax reform impact	$ 0.60	$ 0.38	$ 0.76	$ 0.63
Diluted	$ 0.59	$ (0.39)	$ 0.73	$ (0.10)
Add back: Special items, net of tax	0.01	0.76	0.03	0.75
Less: Tax reform impact	-	-	-	0.02
Diluted excluding special items and tax reform impact	$ 0.60	$ 0.37	$ 0.76	$ 0.63

(1) Prior period results have been recast to reflect the adoption of ASC 842 Leases

20

jetBlue

APPENDIX B: CALCULATION OF LEVERAGE RATIOS JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) LOCATION June 30, 2019 December 31, 2018 Long-term debt and finance lease obligations $ 1,217 $ 1,361 Current maturities of long-term debt and finance leases 275 309 Operating lease liabilities - aircraft(1) 236 256 Adjusted debt(1) 1,728 1,926 Long-term debt and finance lease obligations 1,217 1,361 Current maturities of long-term debt and finance leases 275 309 Operating lease liabilities - aircraft(1) 236 256 Stockholders' equity(1) 4,697 4,685 Adjusted capitalization(1) 6,425 6,611 Adjusted debt to capitalization ratio(1) 27% 29% (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases 21

JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO EBITDAR RATIO (in millions) (unaudited) DOCUMENT LOCATION Trailing Twelve Months Trailing Twelve Months June 30, 2019 December 31, 2018 Long-term debt and finance lease obligations $ 1,217 $ 1,361 Current maturities of long-term debt and finance leases 275 309 Operating lease liabilities - aircraft(1) 236 256 Adjusted debt(1) 1,728 1,926 Operating income(1) 619 266 Depreciation and amortization(1) 494 469 Special items(2) 130 435 Current operating lease liabilities - aircraft(1) 54 54 EBITDAR(1)(2) 1,297 1,224 Adjusted debt to EBITDAR ratio(1)(2) 1.33x 1.57x (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases (2) Special items include the impairment and one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement 22

APPENDIX C: ANTICIPATED AIRCRAFT DELIVERY SCHEDULE CURRENT AIRBUS ORDERS A220 A321neo Total 2019* - 12* 12* 2020 1 14 15 2021 6 17 23 2022 8 15 23 2023 19 14 33 2024 22 12 34 2025 12 - 12 2026 2 - 2 Total 70 84 154 Delivery schedule as of July 23, 2019 * 13 aircraft were contractually scheduled for delivery in 2019. However, due to delays in Airbus’ NEO program, our capacity guidance and capital expenditure assumptions assume delivery of a maximum of six NEO aircraft in 2019 23

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 24